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                                                                    EXHIBIT 23.4

                     CONSENT OF SPECIAL LITIGATION COUNSEL

     We consent to the reference to our Firm under the captions "Legal Proceedings" and "Experts" in the registration statement on Form S-1 for PCD Inc.


                                       BROWN & BAIN, P.A.


                                       /s/ C. Randall Bain


Phoenix, Arizona
March 18, 1998